SUPPLEMENT TO THE FIDELITY MASSACHUSETTS MUNICIPAL FUNDS
MARCH 22, 1999
PROSPECTUS

The following information replaces the information found in the 3rd paragraph under the heading "Earning Dividends" in the "Shareholder Information" section on page 27.

However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the Federal Reserve Bank of New York (New York Fed) closes early, Massachusetts Municipal Money Market may advance the time on that day by which purchase orders must be placed so that shares earn dividends on the day of purchase. In addition, on any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed does not open, shares begin to earn dividends on the first business day following the day of purchase.

The following information replaces the information found in the 6th paragraph under the heading "Earning Dividends" in the "Shareholder Information" section on page 28.

However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the New York Fed closes early, Massachusetts Municipal Money Market may set a time after which shares redeemed by wire order earn dividends until, but not including, the next business day following the day of redemption. On any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed does not open, shares earn dividends until, but not including, the next business day following the day of redemption.

The following information replaces similar information found in the "Tax Consequences" section on page 29.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital will generally not be taxable to you, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.



SUPPLEMENT TO THE FIDELITY MASSACHUSETTS MUNICIPAL FUNDS
MARCH 22, 1999
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING NON-FUNDAMENTAL LIMITATION REPLACES LIMITATION (II)
FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION OF SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND ON PAGE 2.

(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)).

THE FOLLOWING NON-FUNDAMENTAL LIMITATION REPLACES LIMITATION (II)
FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION OF FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND BEGINNING ON PAGE 3.

(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)).

THE FOLLOWING NON-FUNDAMENTAL LIMITATION REPLACES LIMITATION (IV)
FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION OF SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND ON PAGE 5.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

THE FOLLOWING REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE COMPARISONS" SECTION ON PAGE 23.

Spartan Massachusetts Municipal Income may compare its performance to that of the Lehman Brothers Massachusetts Enhanced Municipal Bond Index, a market capitalization-weighted index of Massachusetts investment-grade municipal bonds with maturities of one year or more. Issues included in the index have been issued as part of an offering of at least $20 million, have an outstanding par value of at least $2 million, and have been issued after December 31, 1990.

THE FOLLOWING REPLACES SIMILAR INFORMATION FOUND IN THE 1ST PARAGRAPH IN THE "TRANSFER AND SERVICE AGENT AGREEMENTS" SECTION ON PAGE 32.

Each fund has entered into a transfer agent agreement with Citibank, N.A., which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank, N.A. provides transfer agency, dividend disbursing, and shareholder services for each fund. Citibank, N.A. in turn has entered into sub-transfer agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to Citibank, N.A.

THE FOLLOWING REPLACES SIMILAR INFORMATION FOUND IN THE 8TH PARAGRAPH IN THE "TRANSFER AND SERVICE AGENT AGREEMENTS" SECTION BEGINNING ON PAGE 32.

In addition, Citibank, N.A. receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in a fund.

THE FOLLOWING REPLACES SIMILAR INFORMATION FOUND IN THE 10TH PARAGRAPH IN THE "TRANSFER AND SERVICE AGENT AGREEMENTS" SECTION ON PAGE 33.

Each fund has also entered into a service agent agreement with Citibank, N.A. Under the terms of the agreements, Citibank, N.A. provides pricing and bookkeeping services for each fund. Citibank, N.A. in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank, N.A.

THE FOLLOWING REPLACES SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUSTS" SECTION BEGINNING ON PAGE 33.

CUSTODIAN. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.